Exhibit 99.1

DelMar Announces $19.6 Million Private Placement Priced At-The-Market

SAN DIEGO, August 18, 2020 — DelMar Pharmaceuticals, Inc. (Nasdaq: DMPI) (“DelMar” or the “Company”) announced today that it has entered into definitive agreements with investors providing for the sale and issuance of up to 19,587 shares of its Series C Convertible Preferred Stock (the “Preferred Stock”) at a purchase price of $1,000 per share in a private placement offering priced at-the-market under the rules of the Nasdaq Stock Market. The Preferred Stock is convertible into shares of DelMar common stock at a conversion price of $1.16 per share. The offering is expected to result in gross proceeds to DelMar of up to approximately $19.6 million.

The private placement is expected to close concurrently with DelMar’s previously announced proposed merger with Adgero Biopharmaceuticals Holdings, Inc. (“Adgero”) on or about August 19, 2020, subject to the satisfaction of customary closing conditions. Upon closing of the transactions, DelMar will change its name to “Kintara Therapeutics, Inc.” and it is anticipated that the shares of common stock will commence trading on the Nasdaq Capital Market under the ticker symbol “KTRA.”

The Company intends to use the net proceeds from the offering for the previously announced registration study for VAL-083 in newly diagnosed and recurrent glioblastoma multiforme (GBM), the 15-patient REM-001 confirmatory lead-in study intended to continue seamlessly into a full Phase 3 pivotal study for Cutaneous Metastatic Breast Cancer (CMBC) and for working capital. Also, as previously disclosed, the GBM trial will be executed through the Company’s partnership with Global Coalition for Adaptive Research (GCAR) through the Glioblastoma Adaptive Global Innovative Learning Environment (GBM AGILE) Study, an adaptive clinical trial platform in GBM.

The Preferred Stock accrues dividends payable in shares of DelMar common stock on the first four anniversaries of the closing of the private placement as long as the Preferred Stock has not been converted with percentages ranging from 10% in year one to 25% in year four.

The shares of Preferred Stock described above were offered in a private placement pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), and, along with the common shares issuable upon their exercise or payable as dividends pursuant to the Preferred Stock, have not been registered under the Act, and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About DelMar

Located in San Diego, California, DelMar is focused on the development and commercialization of new therapies for cancer patients who have limited or no treatment options. By focusing on understanding tumor biology and mechanisms of treatment resistance, DelMar identifies biomarkers to personalize new therapies in indications where patients are failing, or are unable to tolerate, standard-of-care treatments.

DelMar’s current pipeline is based around VAL-083, a “first-in-class”, small-molecule chemotherapeutic with a novel mechanism of action that has demonstrated clinical activity against a range of cancers, including central nervous system, ovarian and other solid tumors (e.g. NSCLC, bladder cancer, head and neck) in U.S. clinical trials sponsored by the National Cancer Institute (NCI). Based on DelMar’s internal research programs and these prior NCI-sponsored clinical studies, DelMar is conducting clinical trials to support the development and commercialization of VAL-083 to solve significant unmet medical needs.

VAL-083 is being studied in two collaborator-supported, biomarker-driven Phase 2 clinical trials for MGMT-unmethylated GBM. Overcoming MGMT-mediated resistance represents a significant unmet medical need in the treatment of GBM. In addition, DelMar has announced the allowance of a separate IND for VAL-083 as a potential treatment for platinum-resistant ovarian cancer.

About Adgero

Adgero is a biopharmaceutical company focused on building a pipeline by advancing its proprietary late stage photodynamic therapy (“PDT”) platform that holds promise as a localized cutaneous or visceral tumor treatment. Additionally, PDT has immune activating properties and has potential therapeutic utility in oncology as a combination therapy in conjunction with immunotherapies. It is also being investigated in the cardiovascular setting as treatment for hemodialysis access failure. Adgero’s lead product candidate, REM-001 therapy, has been previously studied in four Phase 2/3 clinical trials in patients with CMBC, who had previously received chemotherapy and/or failed radiation therapy. With clinical efficacy to date of 80% complete responses of CMBC evaluable lesions and with an existing robust safety database of approximately 1,100 patients across multiple indications, Adgero is currently focused on advancing the REM-001 program to late stage pivotal testing.

Forward-Looking Statements

This press release contains forward-looking statements based upon DelMar’s and Adgero’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. DelMar and Adgero have based these forward-looking statements largely on their then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of DelMar’s and Adgero’s control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with the timing of the closing of the proposed private placement and merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; (v) whether the combined business of Adgero and DelMar will be successful, and (vi) those risks detailed in DelMar’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by DelMar from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither DelMar nor Adgero can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, DelMar and Adgero undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information and Where to Find It

This press release is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This press release relates to the proposed merger of DelMar and Adgero. In connection with the proposed merger, DelMar filed a registration statement on Form S-4 (No. 333-239215), which includes the joint proxy statement/prospectus. The registration statement was declared effective by the SEC on July 2, 2020, and DelMar commenced mailing the Joint Proxy Statement/Prospectus on or about July 2, 2020. DelMar will file other documents regarding the proposed merger transaction with the U.S. Securities and Exchange Commission (the “SEC”). No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to DelMar’s stockholders. Investors and security holders will be able to obtain these documents (when available) free of charge from the SEC’s website at www.sec.gov. The documents filed by DelMar with the SEC may also be obtained free of charge from DelMar by requesting them by mail at DelMar Pharmaceuticals, Inc., 12707 High Bluff Drive, Suite 200, San Diego, CA 92130.